Exhibit 99.1

Alphabet Announces Second Quarter 2018 Results
MOUNTAIN VIEW, Calif. – July 23, 2018 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended June 30, 2018.
"We delivered another quarter of very strong performance, with revenues of $32.7 billion, up 26% versus the second quarter of 2017 and 23% on a constant currency basis. Our investments are driving great experiences for users, strong results for advertisers, and new business opportunities for Google and Alphabet," said Ruth Porat, CFO of Alphabet and Google.
Q2 2018 financial highlights
The table below provides summary data to facilitate comparison of current quarter performance to prior periods given the announcement on July 18, 2018 by the European Commission (EC) of its decision that certain contractual provisions in agreements between Google and Android partners infringed European competition law and the associated €4.34 billion ($5.07 billion as of June 30, 2018) fine. The table includes the effect of the EC fines accrued in Q2 2017 and Q2 2018.

Summary results
	Three Months Ended June 30,
	Including Fines (GAAP)		Excluding Fines
	2017	2018	2017	2018
Revenues	$26,010	$32,657	$26,010	$32,657
Operating income	$4,132	$2,807	$6,868	$7,878
Operating margin	16%	9%	26%	24%
Net income	$3,524	$3,195	$6,260	$8,266
Diluted EPS	$5.01	$4.54	$8.90	$11.75

The following presents a summary of our consolidated financial results for the quarters ended June 30, 2017 and 2018 (in millions, except for per share information, percentages, and number of employees; unaudited) reported on a GAAP basis and includes the effects of the EC fines as well as gains on equity securities.

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2018
Revenues	$26,010	$32,657
Increase in revenues year over year	21%	26%
Increase in constant currency revenues year over year	23%	23%

Operating income	$4,132	$2,807
Operating margin	16%	9%

OI&E	$245	$1,408

Net income	$3,524	$3,195
Diluted EPS	$5.01	$4.54
Diluted shares (in thousands)	703,503	703,247

Effective tax rate	19%	24%
Number of employees	75,606	89,058

Q2 2018 supplemental information (in millions, except for EPS and percentages; unaudited)
Segment revenues and operating results

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2018
Google properties revenues	$18,425	$23,262
Google Network Members' properties revenues	4,247	4,825
Google advertising revenues	22,672	28,087
Google other revenues	3,241	4,425
Google segment revenues	$25,913	$32,512
Other Bets revenues	$97	$145

Google operating income*	$7,664	$8,959
Other Bets operating loss	($633)	($732)
*The EC fines are included in reconciling items for the three months ended June 30, 2017 and June 30, 2018, respectively, as they are not allocated to Google for segment reporting purposes.
Traffic acquisition costs (TAC) to Google Network Members and distribution partners

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2018
TAC to Google Network Members	$3,042	$3,411
TAC to Google Network Members as % of Google Network Members' properties revenues	72%	71%
TAC to distribution partners	$2,049	$3,009
TAC to distribution partners as % of Google properties revenues	11%	13%
Total TAC	$5,091	$6,420
Total TAC as % of Google advertising revenues	22%	23%
Monetization metrics information

	Change from Q2 2017 to Q2 2018 (YoY)	Change from Q1 2018 to Q2 2018 (QoQ)
Paid clicks on Google properties	58%	15%
Cost-per-click on Google properties	(22)%	(10)%

Impressions on Google Network Members' properties	1%	(4)%
Cost-per-impression on Google Network Members' properties	14%	7%

Q2 2018 impact from equity securities
The following summarizes the effects on our Q2 2018 results of an accounting standard (ASU 2016-01) adopted on January 1, 2018 that changed the way companies are required to account for equity security investments. Specifically, all gains and losses, unrealized and realized, on equity security investments must be recognized in OI&E on the income statement. In addition, performance fees related to these equity security gains in Q2 2018 were accrued in operating expenses in the period. Income tax expense on the equity security gains was offset by the release of a deferred tax asset valuation allowance.

Three Months Ended June 30, 2018
Operating expenses impact:
Accrued performance fees	$238
OI&E impact:
Gain on equity securities	$1,062
Income tax impact:
Deferred income tax expense	$173
Release of deferred tax asset valuation allowance	($173)
Net income impact	$824
Diluted EPS impact	$1.17
Effective tax rate reduction	4%
Webcast and conference call information
A live audio webcast of our second quarter 2018 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017 and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. All information provided in this release and in the attachments is as of July 23, 2018. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: operating income, excluding the EC fines; operating margin, excluding the EC fines; net income, excluding the EC fines; diluted earnings per share, excluding the EC fines; free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact of foreign exchange rate movements and hedging activities or our operating performance excluding extraordinary fines. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.

There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.

For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures," "Reconciliation from net cash provided by operating activities to free cash flow," and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations                    Media
investor-relations@abc.xyz                press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2017	June 30, 2018
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,715	$14,148
Marketable securities	91,156	88,106
Total cash, cash equivalents, and marketable securities	101,871	102,254
Accounts receivable, net of allowance of $674 and $630	18,336	17,043
Income taxes receivable, net	369	201
Inventory	749	698
Other current assets	2,983	3,961
Total current assets	124,308	124,157
Non-marketable investments	7,813	11,487
Deferred income taxes	680	685
Property and equipment, net	42,383	51,672
Intangible assets, net	2,692	2,662
Goodwill	16,747	17,895
Other non-current assets	2,672	3,052
Total assets	$197,295	$211,610
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,137	$3,369
Accrued compensation and benefits	4,581	4,642
Accrued expenses and other current liabilities	10,177	15,261
Accrued revenue share	3,975	3,728
Deferred revenue	1,432	1,714
Income taxes payable, net	881	1,189
Total current liabilities	24,183	29,903
Long-term debt	3,969	3,981
Deferred revenue, non-current	340	358
Income taxes payable, non-current	12,812	11,652
Deferred income taxes	430	479
Other long-term liabilities	3,059	3,237
Total liabilities	44,793	49,610
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 694,783 (Class A 298,470, Class B 46,972, Class C 349,341) and 695,946 (Class A 298,895, Class B 46,891, Class C 350,160) shares issued and outstanding	40,247	42,243
Accumulated other comprehensive loss	(992)	(1,525)
Retained earnings	113,247	121,282
Total stockholders’ equity	152,502	162,000
Total liabilities and stockholders’ equity	$197,295	$211,610

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2018	2017	2018
Revenues	$26,010	$32,657	$50,760	$63,803
Costs and expenses:
Cost of revenues	10,373	13,883	20,168	27,350
Research and development	4,172	5,114	8,114	10,153
Sales and marketing	2,897	3,780	5,541	7,384
General and administrative	1,700	2,002	3,501	4,037
European Commission fines	2,736	5,071	2,736	5,071
Total costs and expenses	21,878	29,850	40,060	53,995
Income from operations	4,132	2,807	10,700	9,808
Other income (expense), net	245	1,408	496	4,950
Income before income taxes	4,377	4,215	11,196	14,758
Provision for income taxes	853	1,020	2,246	2,162
Net income	$3,524	$3,195	$8,950	$12,596

Basic earnings per share of Class A and B common stock and Class C capital stock	$5.09	$4.60	$12.94	$18.13
Diluted earnings per share of Class A and B common stock and Class C capital stock	$5.01	$4.54	$12.74	$17.89

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2018	2017	2018
Operating activities
Net income	$3,524	$3,195	$8,950	$12,596
Adjustments:
Depreciation and impairment of property and equipment	1,424	1,862	2,711	3,653
Amortization and impairment of intangible assets	201	252	417	447
Stock-based compensation expense	2,003	2,413	4,012	4,870
Deferred income taxes	(75)	(139)	538	(157)
(Gain) loss on debt and equity securities, net	3	(1,068)	22	(4,060)
Other	39	137	96	(120)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(836)	(312)	431	1,388
Income taxes, net	(2,289)	(1,438)	(1,779)	(656)
Other assets	(326)	(515)	(454)	(756)
Accounts payable	16	(145)	119	(23)
Accrued expenses and other liabilities	3,555	5,742	1,687	4,600
Accrued revenue share	80	(17)	6	(303)
Deferred revenue	84	165	195	295
Net cash provided by operating activities	7,403	10,132	16,951	21,774
Investing activities
Purchases of property and equipment	(2,831)	(5,477)	(5,339)	(12,776)
Proceeds from disposals of property and equipment	13	19	54	49
Purchases of marketable securities	(19,557)	(14,192)	(39,676)	(23,041)
Maturities and sales of marketable securities	14,876	16,172	34,238	25,523
Purchases of non-marketable investments	(340)	(405)	(694)	(732)
Maturities and sales of non-marketable investments	40	693	118	1,191
Acquisitions, net of cash acquired, and purchases of intangible assets	(42)	(184)	(143)	(1,434)
Proceeds from collection of notes receivable	669	0	1,419	0
Net cash used in investing activities	(7,172)	(3,374)	(10,023)	(11,220)
Financing activities
Net payments related to stock-based award activities	(1,084)	(1,541)	(2,093)	(2,699)
Repurchases of capital stock	(1,618)	(2,052)	(2,745)	(4,225)
Proceeds from issuance of debt, net of costs	0	1,545	0	6,236
Repayments of debt	(38)	(2,889)	(56)	(6,267)
Proceeds from sale of subsidiary shares	0	0	480	0
Net cash used in financing activities	(2,740)	(4,937)	(4,414)	(6,955)
Effect of exchange rate changes on cash and cash equivalents	88	(331)	279	(166)
Net increase (decrease) in cash and cash equivalents	(2,421)	1,490	2,793	3,433
Cash and cash equivalents at beginning of period	18,132	12,658	12,918	10,715
Cash and cash equivalents at end of period	$15,711	$14,148	$15,711	$14,148

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures (in millions, except percentages, share amounts which are reflected in thousands and per share amounts, unaudited)

We provide non-GAAP consolidated results excluding certain charges because they allow investors to make meaningful comparisons between Alphabet's recurring core business operating results and those of other companies, as well as providing Alphabet's management with an important tool for financial and operational decision making and for evaluating Alphabet's own recurring core business operating results over different periods of time.

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2018
Operating income (GAAP)	$4,132	$2,807
Add: European Commission (EC) fines*	2,736	5,071
Operating income, excluding the EC fines (Non-GAAP)	$6,868	$7,878

Operating margin (GAAP)	16%	9%
Operating margin, excluding the EC fines (Non-GAAP)	26%	24%

Net income (GAAP)	$3,524	$3,195
Add: EC fines*	2,736	5,071
Net income, excluding the EC fines (Non-GAAP)	$6,260	$8,266

Diluted net income per share (GAAP)	$5.01	$4.54
Diluted net income per share, excluding the EC fines (Non-GAAP)	$8.90	$11.75
Shares used in diluted per share calculation (in thousands)	703,503	703,247
*There is no tax effect as these charges are not tax deductible.

Non-GAAP operating income: we define non-GAAP operating income as operating income excluding certain charges.

Non-GAAP operating margin: we define non-GAAP operating margin as non-GAAP operating income divided by revenues.

Non-GAAP net income and diluted EPS: We define non-GAAP net income as net income excluding certain charges, less the related tax effects as applicable and non-GAAP diluted EPS as net income excluding certain charges, less the related tax effects as applicable, divided by total weighted average outstanding shares, on a fully-diluted basis.

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended June 30, 2018
Net cash provided by operating activities	$10,132
Less: purchases of property and equipment	(5,477)
Free cash flow	$4,655
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the impact of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2018
	YoY (using Q2'17's FX rates)	QoQ (using Q1'18's FX rates)
EMEA revenues (GAAP)	$10,785	$10,785
Exclude foreign exchange impact on Q2'18 revenues using Q2'17 rates	(721)	N/A
Exclude foreign exchange impact on Q2'18 revenues using Q1'18 rates	N/A	127
Exclude hedging impact recognized in Q2'18	103	103
EMEA constant currency revenues (non-GAAP)	$10,167	$11,015
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$8,557	$10,691
EMEA revenue growth (GAAP)	26%	3%
EMEA constant currency revenue growth (non-GAAP)	19%	3%

APAC revenues (GAAP)	$5,090	$5,090
Exclude foreign exchange impact on Q2'18 revenues using Q2'17 rates	(91)	N/A
Exclude foreign exchange impact on Q2'18 revenues using Q1'18 rates	N/A	15
Exclude hedging impact recognized in Q2'18	0	0
APAC constant currency revenues (non-GAAP)	$4,999	$5,105
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$3,719	$4,819
APAC revenue growth (GAAP)	36%	6%
APAC constant currency revenue growth (non-GAAP)	34%	6%

Other Americas revenues (GAAP)	$1,849	$1,849
Exclude foreign exchange impact on Q2'18 revenues using Q2'17 rates	44	N/A
Exclude foreign exchange impact on Q2'18 revenues using Q1'18 rates	N/A	65
Exclude hedging impact recognized in Q2'18	0	0
Other Americas constant currency revenues (non-GAAP)	$1,893	$1,914
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$1,409	$1,731
Other Americas revenue growth (GAAP)	31%	7%
Other Americas constant currency revenue growth (non-GAAP)	34%	11%

United States revenues (GAAP)	$14,933	$14,933
United States revenue growth (GAAP)	21%	6%

Revenues (GAAP)	$32,657	$32,657
Constant currency revenues (non-GAAP)	$31,992	$32,967
Prior period revenues, excluding hedging impact (non-GAAP)	$26,007	$31,385
Revenue growth (GAAP)	26%	5%
Constant currency revenue growth (non-GAAP)	23%	5%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions, unaudited):

	Three Months Ended
	June 30,
	2017	2018
Interest income	$294	$456
Interest expense	(21)	(27)
Foreign currency exchange losses, net	(46)	(33)
Gain (loss) on debt securities, net	(26)	6
Gain on equity securities, net	23	1,062
Loss and impairment from equity method investments, net	(13)	(105)
Other	34	49
Other income (expense), net	$245	$1,408

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation (SBC), capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	June 30,
	2017(1)	2018
Revenues:
Google	$25,913	$32,512
Other Bets	97	145
Total revenues	$26,010	$32,657

Operating income (loss):
Google	$7,664	$8,959
Other Bets	(633)	(732)
Reconciling items(2)	(2,899)	(5,420)
Total income from operations	$4,132	$2,807

Stock-based compensation(3):
Google	$1,884	$2,288
Other Bets	81	127
Reconciling items(4)	38	(2)
Total stock-based compensation	$2,003	$2,413

Capital expenditures:
Google	$2,838	$5,299
Other Bets	148	10
Reconciling items(5)	(155)	168
Total capital expenditures	$2,831	$5,477

Depreciation, amortization, and impairment:
Google	$1,564	$2,031
Other Bets	61	83
Total depreciation, amortization, and impairment	$1,625	$2,114

(1)
Segment information for Q2 2017 has been recast to reflect the move of Nest from Other Bets to the Google segment during Q1 2017 and conform to the current period segment presentation. Consolidated financial information is not affected.

(2)
Reconciling items are primarily comprised of the European Commission fines for the three months ended June 30, 2017 and 2018, respectively, and performance fees for the three months ended June 30, 2018, as well as corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(3)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(4)	Reconciling items are primarily related to corporate administrative costs that are not allocated to individual segments.

(5)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on a cash basis, and other miscellaneous differences.